Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Salvatore Faia, President & Chief Compliance Officer of Chestnut Street Exchange Fund (the “Registrant”), certify that:

1.     The Form N-CSR of the Registrant for the period ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	2/26/2013	/s/ Salvatore Faia
Salvatore Faia, President & Chief Compliance Officer (principal executive officer)

I, John Boyle, Chief Financial Officer of Chestnut Street Exchange Fund (the “Registrant”), certify that:

1.     The Form N-CSR of the Registrant for the period ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	2/22/2013	/s/ John Boyle
John Boyle, Chief Financial Officer (principal financial officer)